Filed Pursuant to Rule 497(e)
Securities Act File No. 333-134979
Investment Company Act File No. 811-21908

Invested in meaningful change

THE BLUE FUND GROUP

THE BLUE SMALL CAP FUND

Supplement dated February 29, 2008

to the

Prospectus and Statement of Additional Information dated April 30, 2007

The Board of Trustees of The Blue Fund Group has determined to liquidate The Blue Small Cap Fund on or before April 30, 2008.  Effective March 3, 2008, The Blue Fund Group will accept no further purchase orders for The Blue Small Cap Fund.  Owners of shares of The Blue Small Cap Fund who do not otherwise redeem their shares prior to the liquidation will receive their respective share of The Blue Small Cap Fund’s net assets in connection with its liquidation.

BLU-SP 0208